Related Party Balance and Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Balance and Transactions

NOTE 14:- RELATED PARTY BALANCE AND TRANSACTIONS

For the year ended December 31, 2017, the Company incurred $164 interest expense on loans received from its shareholders.

In January 2017, the Company’s shareholders approved that in addition to the directors’ fees to be paid to all of the Company’s directors commencing as of January 1, 2017, the Company will pay the Investor (see Note 1c) an additional monthly payment of approximately $4.6 (NIS 17,500) for time devoted to the Company by the Executive Chairman of the Board of Directors, who is also a co-owner of the Investor. In 2017 the Company’s consolidated audited financial statements reflect net income (before taxes), so such additional payment increased to approximately $9 (NIS 35,000).

In addition, the Company’s shareholders approved a new engagement letter with a director of the Company (the “Director”), according to which the Director will be entitled to receive a commission of 2.5% of the net revenues received by the Company with respect to specific transactions introduced to the Company by the Director, subject to a detailed agreement to be entered into by the Director and the Company and the prior approval of any such transactions by the Company and the Audit Committee. As of December 31, 2017 no revenues were generated as a result of this agreement, therefore no commission paid.

See also Notes 8 and 11 for transactions with the Company’s shareholders.

Balances with related parties:

	December 31,
	2017	2016

Accrued expenses	$71	$71

Loan from Shareholders, net	$-	$3,072

Related parties’ expenses:

	Year ended December 31,
	2017	2016	2015

Directors and management fees	$170	$22	$-

Amortization of shareholders’ convertible loans discount and BCF	$103	$1,116	$2,684

Interest on shareholders’ convertible note and loans	$164	$270	$575